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[SOURCE CAPITAL, INC. LOGO]


FIRST QUARTER REPORT
MARCH 31, 2004

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                             OFFICERS AND DIRECTORS

                           [SOURCE CAPITAL, INC. LOGO]

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols: SOR  Common Stock
         SOR+ Preferred Stock

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                             LETTER TO SHAREHOLDERS

INVESTMENT RESULTS

  Source Capital's total net assets increased to $536,928,646 from $521,248,726 at year-end. Net asset value per Common share increased to $58.35 at March 31, 2004 from $56.62 at year-end. This change in net asset value includes the distribution of $1.00 paid on the Common shares.

  During this quarter, Source Capital's net asset value per share of Common Stock increased 4.8% while total net assets rose 4.5%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 5.9% increase during the quarter for the Russell 2500 Index, also on a reinvested basis.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution at the rate of $1.00 per share was paid on March 15, 2004 to shareholders of record on February 20, 2004. In February 2004, the Board of Directors adopted a flexible distribution policy. This new policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on March 15, 2004 to shareholders of record on February 20, 2004. The increase in the Company's total net assets so far this year has led to an increase in the Preferred shares' asset coverage from 963% at year-end 2003 to 992% at March 31, 2004. The rise in net investment income in the first quarter increased Preferred dividend coverage to 121% compared to 86% in the first quarter of 2003.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased during the quarter from $59.38 at year-end 2003 to $63.95 at March 31, 2004. As this $4.57 increase in market price was more than the $1.73 rise in net asset value during the period, the market premium to net asset value of 4.9% at year-end 2003 increased to 9.6% at March 31, 2004. The market price of Source Capital Preferred Stock decreased during the quarter from $33.81 at year-end 2003 to $33.45 at March 31, 2004.

COMMENTARY

  The stock market has continued its strong performance, which started a year ago, in March 2003. The advance from the March 2003 lows to the end of March 2004 ranged from a "mere" 43% for the S&P to over 70% for the supercharged Russell 2000.

  Source's performance during the First Quarter of 2004 was quite respectable, with a gain of 4.8%. Although this trailed the benchmark Russell 2500, it was well ahead of the larger-cap S&P 500 and Nasdaq. Over the longer three- and five-year periods, Source has significantly outperformed all of these indexes.

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
                                                 PERIODS ENDED MARCH 31, 2004
                                     ---------------------------------------------------
                                     FIRST QUARTER  ONE YEAR   THREE YEARS*  FIVE YEARS*
                                     -------------  --------   ------------  -----------
Source                                    4.8%        64.8%        18.2%        18.5%
Russell 2500                              5.9%        60.6%        12.0%        11.7%
S&P 500                                   1.7%        35.1%         0.6%        (1.2)%
Nasdaq                                   (0.5)%       48.7%         2.7%        (4.1)%

* Annualized Returns

  The market has been discounting both a vigorous economic recovery, with no significant price inflation, as well as a reasonably well-behaved international environment. We continue to be concerned that this "best-case" scenario may not be realized, and as a result, the market may find current price levels, let alone further advances, hard to sustain.

  A consequence of the market's advance is that we have had difficulty identifying high quality companies selling at attractive valuations. Although we did add two new names to the portfolio during the recent quarter, Bio-Rad Laboratories and Heartland Express, in both cases we bought only relatively small positions, as the valuations did not justify a more aggressive stance. As a result, cash continues at relatively high levels -- 8% of total assets at March 31.

  Two companies in Source's portfolio have been involved in very large mergers. Carnival Corporation, one of Source's oldest holdings acquired P&O Princess Cruises last year, and North Fork Bancorporation, one of Source's more recent portfolio additions, announced the acquisition of Greenpoint Financial, expected to be completed this Fall.

  We believe both acquisitions will be highly beneficial, strengthening competitive positions, increasing business diversification, and adding to earnings. Each is a potentially transforming event.

  Carnival has been in the Source portfolio since 1995, and has been occasionally discussed in past shareholder letters. It acquired Princess in April 2003 for $8 billion, after a lengthy and hard fought battle with rival Royal Caribbean Cruises.

  Princess is the third largest cruise company, with approximately 10% of the worldwide market. The combined company will have an over 40% share of the market, with Royal a distant second at 25%. In North America, Carnival will now have about half of the market, followed by Royal at 30% and Norwegian Cruise Lines with 10%.

  The combined company has 12 separate brands, including Carnival, Princess, Holland-America, Costa, Cunard, and P&O. It has 73 ships, 120,000 berths, and carries over 5 million in passengers annually.

  The merged company has taken the dually listed company (DLC) structure. An English company, Carnival plc will trade in London, and will own 21% of the combined entity, while the American company, Carnival Corporation trades in New York and owns 79%. The combined company is called Carnival Corporation & plc and is managed as a single entity from its Miami headquarters. Shell and Unilever have long had similar structures, with ownership shared by English and Dutch companies.

  The acquisition has increased Carnival's total debt from $3 billion to $8 billion. However, with $14 billion of shareholders' equity and about 8 times interest coverage, this level is not uncomfortably high. In addition, very substantial cash flow will be available after new ship additions peak this year, and Carnival would be able to reduce debt by over $2 billion annually if it chose to do so.

  In summary, we see the benefits of the merger to Carnival as follows:

  - Unchallenged #1 market share in worldwide cruise industry
  - Strengthened position in growing European market
  - Cost savings -- $100 million stated goal, but potentially a good deal greater

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  - Blocked Royal Caribbean's merger with Princess, which would have created a company about equal in size to Carnival and improved Royal's over-leveraged balance sheet

  It was only three months ago that we described for shareholders North Fork Bank's announced acquisition of the Trust Company of New Jersey, a substantial purchase and one which gives North Fork entry into the fast growing Northern New Jersey suburbs. This $700 million purchase is expected to close in May and will increase North Fork's assets by $4 billion or about 20%.

  Now we are back again to describe a much larger and more significant purchase by North Fork. In February, it announced the acquisition of Greenpoint Financial, a $23 billion institution with a strong consumer bank -- the second largest thrift in New York with 90 branches -- and a large mortgage company, Greenpoint Mortgage, which operates nationally and originated $39 billion of mortgages in 2003.

  The acquisition will be all stock, and is valued at $6.3 billion. It is expected to close in the third quarter, and will double North Fork's assets to about $50 billion.

  To be honest, our initial reaction to the merger announcement was one of concern. Although North Fork has demonstrated its ability to negotiate and execute mergers, completing 15 over the past seven years, Greenpoint is clearly much larger than any of the others, and puts North Fork into two businesses that it had not emphasized in the past -- a retail savings bank and a national mortgage business.

  Over the past months, however, we have met with the bank's senior management and thought further about the merger. We have concluded that it is well within North Fork's ability to manage, and is likely to have a substantial positive impact on North Fork's performance.

  Among the benefits we see are the following:

  - Diversification -- combines North Fork's entrepreneur/small business base with Greenpoint's retail customer. Both brands will be maintained.

  - Expands North Fork's market share by adding 90 New York area branches and $13 billion of deposits. The merged bank will be #4 in the market.

  - Enhanced "franchise value." Creates a bank which would be very attractive to a large financial institution wanting to enter the New York metropolitan area.

  - Substantial earnings accretion -- 50 cents for the Greenpoint and Trust Company of New Jersey deals combined.

  - Greenpoint Mortgage -- while a national mortgage business may lack significant strategic appeal to North Fork, there are two offsets. First, much of its volume is in specialty products -- low-doc, no-doc, and Alternative A mortgages -- which are less interest rate sensitive than conforming paper. Second, the business is well regarded and would be readily saleable, if desired, at some future time.

  At the end of March, Carnival was Source's second largest portfolio position, and North Fork was the tenth largest. We are optimistic that each of the acquisitions described above will be important and positive events and hopeful that our continued holding of both companies will produce positive returns for Source shareholders in the future, as they have done in the past.

                                                  Respectfully submitted,

                                                  /s/ Eric S. Ende
                                                  Eric S. Ende
                                                  President and
                                                    Chief Investment Officer
                                                  April 28, 2004

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                             MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 2004

                                                             SHARES OR      OWNERSHIP AT
                                                            FACE AMOUNT    MARCH 31, 2004
                                                          --------------   --------------
NET PURCHASES

COMMON STOCKS
Bio-Rad Laboratories, Inc.                                   40,000 shs.      40,000 shs.
Cognex Corporation                                           19,600 shs.     495,000 shs.
Engelhard Corporation                                        75,000 shs.     465,000 shs.
Health Management Associates, Inc.                          113,700 shs,     308,700 shs.
Heartland Express, Inc.                                     105,000 shs.     105,000 shs.
Lincare Holdings Inc.                                        70,000 shs.     450,000 shs.
National Commerce Financial Corporation                      56,100 shs.     545,000 shs.
North Fork Bancorporation, Inc.                              15,000 shs.     385,000 shs.
SanDisk Corporation                                          30,000 shs.     600,000 shs.

PREFERRED STOCKS
CBL & Associates Properties, Inc.                           100,000 shs.     100,000 shs.
ProLogis (Series G)                                          40,000 shs.     120,000 shs.

NON-CONVERTIBLE SECURITIES
Avaya Inc. -- 11.125% 2009                                $   1,300,000    $    1,300,000
Windmere Durable Holdings Inc. -- 10% 2008                $   1,000,000    $    3,000,000

NET SALES

COMMON STOCKS
Denison International plc (ADR)                             579,500 shs.        --0--
KEMET Corporation                                           249,800 shs.     200,000 shs.
New Plan Excel Realty Trust                                 279,864 shs.        --0--
Ocular Sciences, Inc.                                        22,900 shs.     700,000 shs.

PREFERRED STOCK
ProLogis (Series D)                                          40,000 shs.        --0--
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                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 2004

Investment securities (cost $320,758,844):
  Common stocks                                                            $  439,382,591
  Convertible bonds, debentures and preferred stocks                           19,428,090
  Non-convertible bonds and debentures                                         34,911,233
                                                                           --------------
                                                                           $  493,721,914

Cash, receivables, short-term corporate notes, less liabilities                43,206,732
                                                                           --------------
Total Net Assets at March 31, 2004                                         $  536,928,646
                                                                           ==============

Assets applicable to Preferred Stock at a liquidation preference
    of $27.50 per share (asset coverage 992%)                              $   54,153,330
                                                                           ==============
Net Assets applicable to Common Stock -- $58.35 per share                  $  482,775,316
                                                                           ==============

                         SUMMARY FINANCIAL INFORMATION*

                                                                      THREE MONTHS
                                                                  ENDED MARCH 31, 2004
                                                               ---------------------------
                                                                    TOTAL           PER
                                                                     NET          COMMON
                                                                   ASSETS          SHARE
                                                               -------------    ----------
Beginning of period                                            $ 521,248,726    $    56.62
Net gain on investments, realized and unrealized                  22,149,475          2.68
Net investment income                                              1,424,390          0.17
Quarterly dividend to Preferred shareholders                      (1,181,527)        (0.14)
Quarterly distributions to Common shareholders                    (8,249,199)        (1.00)
Proceeds from shares issued for distributions
  reinvested                                                       1,536,781          0.02
                                                               -------------    ----------
Net changes during period                                      $  15,679,920    $     1.73
                                                               -------------    ----------
End of period                                                  $ 536,928,646    $    58.35
                                                               =============    ==========

                                                                 BEGINNING          END
                                                                 OF QUARTER     OF QUARTER
                                                               -------------    ----------
Common market price per share                                    $   59.38       $  63.95
Common market premium to net asset value                               4.9%           9.6%
Preferred asset coverage                                               963%           992%
Preferred market price per share                                 $   33.81       $  33.45

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064